EXHIBIT 10.3










                                 ROV GUARANTY

                         Dated as of February 7, 2005

                                     From

                        THE ROV GUARANTORS NAMED HEREIN

                                      and

               THE ADDITIONAL ROV GUARANTORS REFERRED TO HEREIN

                               as ROV Guarantors

                                  in favor of

                      THE SECURED PARTIES REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN




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                                        T A B L E   O F   C O N T E N T S

Section                                                                                                   Page
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
Section 1.   Guaranty; Limitation of Liability..............................................................1

Section 2.   Guaranty Absolute..............................................................................2

Section 3.   Waivers and Acknowledgments....................................................................3

Section 4.   Subrogation....................................................................................4

Section 5.   Payments Free and Clear of Taxes, Etc..........................................................5

Section 6.   Representations and Warranties.................................................................5

Section 7.   Covenants......................................................................................6

Section 8.   Amendments, ROV Guaranty Supplements, Etc......................................................6

Section 9.   No Waiver; Remedies............................................................................6

Section 10.   Subordination.................................................................................6

Section 11.   Continuing Guaranty; Assignments under the Credit Agreement...................................8

Section 12.   Execution in Counterparts.....................................................................8

Section 13.   Governing Law; Jurisdiction; Waiver of Jury Trial, Etc........................................8



Exhibit A - ROV Guaranty Supplement
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                                 ROV GUARANTY

                  ROV GUARANTY dated as of February 7, 2005 made by the Persons listed on the signature pages hereof under the caption "ROV Guarantors" and the Additional ROV Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional ROV Guarantors being, collectively, the "ROV Guarantors" and, individually, each an "ROV Guarantor") in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

                  PRELIMINARY STATEMENT. Rayovac Corporation, a Wisconsin corporation (the "U.S. Borrower"), Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares (the "Euro Borrower") and Rayovac Europe Limited, a limited liability company (the "UK Borrower" and, together with the U.S. Borrower and the Euro Borrower, each a "Borrower" and collectively the "Borrowers") are party to a Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Lenders party thereto, and Bank of America, N.A., as Administrative Agent for such Lenders. Each ROV Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuer under the Credit Agreement, the entry by the Hedge Banks into Secured Hedge Agreements and the entry by the Qualified Foreign Lenders into Qualified Foreign Credit Facilities from time to time that each ROV Guarantor shall have executed and delivered this ROV Guaranty.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the L/C Issuer to issue Letters of Credit under the Credit Agreement, the Hedge Banks to enter into Secured Hedge Agreements and the Qualified Foreign Lenders to enter into Qualified Foreign Credit Facilities from time to time, each ROV Guarantor, jointly and severally with each other ROV Guarantor, hereby agrees as follows:

                  Section 1. Guaranty; Limitation of Liability. (a) Each ROV Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the U.S. Borrower and each other ROV Guarantor now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations) (such Obligations being the "ROV Guaranteed Obligations"). Without limiting the generality of the foregoing, each ROV Guarantor's liability shall extend to all amounts that constitute part of the ROV Guaranteed Obligations and would be owed by the U.S. Borrower or any ROV Guarantor to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

                  (b) Each ROV Guarantor, and by its acceptance of this ROV Guaranty, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this ROV Guaranty and the Obligations of each ROV Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state Law to the extent applicable to this ROV Guaranty and the Obligations of each ROV Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the ROV Guarantors hereby irrevocably agree that the Obligations of each ROV Guarantor under this ROV Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such ROV Guarantor under this ROV Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means any proceeding of the type referred to in Section 8.01(f) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state Law for the relief of debtors.

                  (c) Each ROV Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this ROV Guaranty, such ROV Guarantor will contribute, to the maximum extent permitted by Law, such amounts to each other ROV Guarantor so as to maximize the aggregate amount of such payment to the Secured Parties under or in respect of the Loan Documents.

                  Section 2. Guaranty Absolute. Each ROV Guarantor guarantees that the ROV Guaranteed Obligations will be paid in accordance with the terms of the Loan Documents, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto to the fullest extent permitted by applicable Law. The Obligations of each ROV Guarantor under or in respect of this ROV Guaranty are independent of the ROV Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each ROV Guarantor to enforce this ROV Guaranty, irrespective of whether any action is brought against the U.S. Borrower or any other Loan Party or whether the U.S. Borrower or any other Loan Party is joined in any such action or actions. The liability of each ROV Guarantor under this ROV Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each ROV Guarantor hereby irrevocably waives to the fullest extent permitted by applicable Law any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

                       (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                       (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the ROV Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the ROV Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

                       (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the ROV Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents;

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                       (d) any manner of application of Collateral or any
          other collateral, or proceeds thereof, to all or any of the ROV Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the ROV Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

                       (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

                       (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each ROV Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

                       (g) the failure of any other Person to execute or deliver this ROV Guaranty, any ROV Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any ROV Guarantor or other guarantor or surety with respect to the ROV Guaranteed Obligations (other than in connection with the termination of this ROV Guaranty in accordance with the provisions of Section 11); or

                       (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This ROV Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the ROV Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person (but only to the extent that such Person has a claim against a Secured Party, or a Secured Party is liable to such Person, as a result of such rescission or return) upon the insolvency, bankruptcy or reorganization of the U.S. Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

                  Section 3. Waivers and Acknowledgments. (a) Each ROV Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the ROV Guaranteed Obligations and this ROV Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

                  (b) Each ROV Guarantor hereby unconditionally and irrevocably waives any right to revoke this ROV Guaranty and acknowledges that this ROV Guaranty is continuing in nature and applies to all ROV Guaranteed Obligations, whether existing now or in the future.

                  (c) Each ROV Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such ROV Guarantor or other rights of such ROV Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such ROV Guarantor hereunder.

                  (d) Each ROV Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such ROV Guarantor and without affecting the liability of such ROV Guarantor under this ROV Guaranty, foreclose under any mortgage by nonjudicial sale, and each ROV Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such ROV Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable Law.

                  (e) Each ROV Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such ROV Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.

                  (f) Each ROV Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

                  Section 4. Subrogation. Each ROV Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the U.S. Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of such ROV Guarantor's Obligations under or in respect of this ROV Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the U.S. Borrower or any other Loan Party or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common Law, including, without limitation, the right to take or receive from the U.S. Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until (a) all of the ROV Guaranteed Obligations shall have been paid in full in cash (other than L/C Obligations, Obligations in respect of Secured Hedge Agreements, and Obligations in respect of Qualified Foreign Credit Facilities), (b) all Letters of Credit shall have expired or been terminated or Cash Collateralized, (c) all Secured Hedge Agreements and all Qualified Foreign Credit Facilities shall have expired or been terminated or collateral security provided in respect thereof in form and substance reasonably satisfactory to the counterparty to such Secured Hedge Agreement or the Qualified Foreign Lender under such Qualified Foreign Credit Facility, as applicable, and (d) the Commitments shall have expired or been terminated (the first date on which all of the foregoing conditions have been met being the "Termination Date"; provided,

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however, that in the case of the termination or expiration of all Letters of
Credit, Secured Hedge Agreements or Qualified Foreign Credit Facilities as described in clauses (b) and (c) above (and not in the case of a Cash Collateralization or collateral security being provided as described in clauses (b) and (c) above), the Termination Date shall not occur until (i) all L/C Obligations, all Obligations in respect of Secured Hedge Agreements, and all Obligations in respect of Qualified Foreign Credit Facilities (in each case, to the extent such Obligations constitute ROV Guaranteed Obligations), as applicable, shall have been paid in full in cash and (ii) all of the other conditions in clauses (a) through (d) have been met. If any amount shall be paid to any ROV Guarantor in violation of the immediately preceding sentence at any time prior to the Termination Date, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such ROV Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the ROV Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any ROV Guaranteed Obligations thereafter arising. If any ROV Guarantor shall make payment to any Secured Party of all or any part of the ROV Guaranteed Obligations and the Termination Date shall have occurred, the Secured Parties will, at such ROV Guarantor's request and expense, execute and deliver to such ROV Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such ROV Guarantor of an interest in the ROV Guaranteed Obligations resulting from such payment made by such ROV Guarantor pursuant to this ROV Guaranty.

                  Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by or on account of any Obligation of any ROV Guarantor hereunder shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrowers are required to be made free and clear of Indemnified Taxes and Other Taxes pursuant to the terms of Section 3.01 of the Credit Agreement.

                  Section 6. Representations and Warranties. Each ROV Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrowers with respect to such ROV Guarantor and each ROV Guarantor hereby further represents and warrants as follows:

                       (a) There are no conditions precedent to the effectiveness of this ROV Guaranty that have not been satisfied or waived.

                       (b) Such ROV Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this ROV Guaranty and each other Loan Document to which it is or is to be a party, and such ROV Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.


                                      5
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                  Section 7. Covenants. Each ROV Guarantor covenants and
agrees that, so long as the Termination Date shall not have occurred, such ROV Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrowers have agreed to cause such ROV Guarantor or such Subsidiaries to perform or observe.

                  Section 8. Amendments, ROV Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this ROV Guaranty and no consent to any departure by any ROV Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed as required by Section 10.01 of the Credit Agreement and signed by the ROV Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon the sale or dissolution of an ROV Guarantor or in the event that any ROV Guarantor is designated a Dormant Subsidiary, in each case, to the extent permitted in accordance with the terms of the Loan Documents, such ROV Guarantor shall be automatically released from the ROV Guaranty.

                  (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, an "ROV Guaranty Supplement"), (i) such Person shall be referred to as an "Additional ROV Guarantor" and shall become and be an ROV Guarantor hereunder, and each reference in this ROV Guaranty to an "ROV Guarantor" shall also mean and be a reference to such Additional ROV Guarantor, and each reference in any other Loan Document to an "ROV Guarantor" or a "Guarantor" shall also mean and be a reference to such Additional ROV Guarantor, and (ii) each reference herein to "this ROV Guaranty", "hereunder", "hereof" or words of like import referring to this ROV Guaranty, and each reference in any other Loan Document to the "ROV Guaranty", "thereunder", "thereof" or words of like import referring to this ROV Guaranty, shall mean and be a reference to this ROV Guaranty as supplemented by such ROV Guaranty Supplement.

                  Section 9. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right or remedy, hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by Law.

                  Section 10. Subordination. Each ROV Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such ROV Guarantor by each other Loan Party (the "Subordinated Obligations") to the ROV Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 10:

                       (a) Prohibited Payments, Etc. Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each ROV Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy

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          Law relating to any other Loan Party) that has not been waived in accordance with Section 10.01 of the Credit Agreement, no ROV Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                       (b) Prior Payment of ROV Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each ROV Guarantor consents to the Secured Parties receiving payment in full in cash of all ROV Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such ROV Guarantor receives payment of any Subordinated Obligations.

                  (c) Turn-Over. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each ROV Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the ROV Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such ROV Guarantor under the other provisions of this ROV Guaranty.

                  (d) Administrative Agent Authorization. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each ROV Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the ROV Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each ROV Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the ROV Guaranteed Obligations (including any and all Post Petition Interest).


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                  Section 11. Continuing Guaranty; Assignments under the
Credit Agreement. This ROV Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon each ROV Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 10.06 of the Credit Agreement. No ROV Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

                  Section 12. Execution in Counterparts. This ROV Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this ROV Guaranty by telecopy or by an electronically mailed scanned copy shall be effective as delivery of an original executed counterpart of this ROV Guaranty.

                  Section 13. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This ROV Guaranty shall be governed by, and construed in accordance with, the Laws of the State of New York.

                  (b) Each ROV Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this ROV Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each ROV Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by Law, in such federal court. Each ROV Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this ROV Guaranty or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this ROV Guaranty or any other Loan Document in the courts of any jurisdiction.

                  (c) Each ROV Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this ROV Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each ROV Guarantor hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

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                  (d) EACH ROV GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT
TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

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                  IN WITNESS WHEREOF, each ROV Guarantor has caused this ROV
Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                      ROV HOLDING, INC.


                                      By   /s/ James T. Lucke
                                          -------------------------------------
                                          Name: James T. Lucke
                                          Title: Secretary and Treasurer


                                      ROVCAL, INC.


                                      By   /s/ James T. Lucke
                                          -------------------------------------
                                          Name: James T. Lucke
                                          Title: Vice President and Secretary


                                      UNITED INDUSTRIES CORPORATION


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President, Secretary and
                                                 General Counsel


                                      NU-GRO AMERICA CORP.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      NU-GRO US HOLDCO CORP.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Secretary

                                      NU-GRO TECHNOLOGIES, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      IB NITROGEN INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      SCHULTZ COMPANY


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      GROUND ZERO, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      SYLORR PLANT CORP.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      WPC BRANDS, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary

                                      UNITED PET GROUP, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      AQ HOLDINGS, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      PERFECTO HOLDING CORP.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      AQUARIUM SYSTEMS, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      PERFECTO MANUFACTURING, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      JUNGLETALK INTERNATIONAL, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary

                                      PETS 'N PEOPLE, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      SOUTHERN CALIFORNIA FOAM, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      AQUARIA, INC.


                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary


                                      DB ONLINE, LLC
                                      By: United Pet Goup, Inc., its Managing
                                           Member

                                      By   /s/ Lou Laderman
                                          -------------------------------------
                                          Name: Lou Laderman
                                          Title: Vice President and Secretary

                                   EXHIBIT A


                            ROV GUARANTY SUPPLEMENT


             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]